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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): December 21, 2006

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                             NATIONAL LAMPOON, INC.
               (Exact name of registrant as specified in Charter)



            Delaware                 0-15284              95-4053296
 (State or other jurisdiction of   (Commission          (IRS Employee
 incorporation or organization)     File No.)         Identification No.)

                       8228 Sunset Boulevard, Third Floor
                          Los Angeles, California 90046
                    (Address of Principal Executive Offices)

                                  310-474-5252
                            (Issuer Telephone number)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

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Item 2.02    Results of Operations and Financial Condition

             On December 21, 2006, in conjunction with a press release stating that we would not file our Form 10-QSB on a timely basis, National Lampoon, Inc. announced results for the first quarter ended October 31, 2006. A copy of the press release is attached hereto as Exhibit 99.


Item 9.01    Financial Statements and Exhibits

             Exhibit 99      Press Release dated December 21, 2006


SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 26, 2006

                                   NATIONAL LAMPOON, INC.



                                   By: /s/ Daniel S. Laikin
                                       -----------------------------------------
                                       Daniel S. Laikin, Chief Executive Officer